EXHIBIT 10.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

      THIS MORTGAGE LOAN PURCHASE AGREEMENT dated as of October 28, 2005 by and between FIRST TENNESSEE BANK NATIONAL ASSOCIATION (the "Seller"), and FIRST HORIZON ASSET SECURITIES INC., a Delaware corporation (the "Purchaser").

      WHEREAS, the Seller owns certain Mortgage Loans (as hereinafter defined) which Mortgage Loans are more particularly listed and described in Schedule A attached hereto and made a part hereof.

      WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Mortgage Loans, excluding the servicing rights thereto, are to be sold by the Seller to the Purchaser.

      WHEREAS, First Tennessee Mortgage Services, Inc. ("FTMSI") owns the servicing rights to the Mortgage Loans pursuant to the Servicing Rights Transfer and Subservicing Agreement (as hereinafter defined).

      WHEREAS, the Seller has engaged FTMSI to service the mortgage Loans pursuant to the Servicing Agreement (as hereinafter defined).

      NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Agreement: This Mortgage Loan Purchase Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

      Alternative Title Product: Any one of the following: (i) Lien Protection Insurance issued by Integrated Loan Services or ATM Corporation of America, (ii) a Mortgage Lien Report issued by EPN Solutions/ACRAnet, (iii) a Property Plus Report issued by Rapid Refinance Service through SharperLending.com, or (iv) such other alternative title insurance product that the Seller utilizes in connection with its then current underwriting criteria.

      Closing Date: October 28, 2005

      Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the
Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

      Coop Shares: Shares issued by a Cooperative Corporation.

      Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

      Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

      Cooperative Unit: A single family dwelling located in a Cooperative Property.

      Custodian: First Tennessee Bank National Association, and its successors and assigns, as custodian under the Custodial Agreement dated as of October 28, 2005 by and among The Bank of New York, as trustee, First Horizon Home Loan Corporation, as master servicer, and the Custodian.

      Cut-Off Date: October 1, 2005.

      Delay Delivery Mortgage Loans: The Mortgage Loans for which all or a portion of a related Mortgage File is not delivered to the Trustee or to the Custodian on its behalf on the Closing Date. The number of Delay Delivery Mortgage Loans shall not exceed 25% of the aggregate number of Mortgage Loans as of the Closing Date.

      FHHLC: First Horizon Home Loan Corporation, a Kansas corporation, in its capacity as the seller of the Mortgage Loans pursuant to MLPA I.

      GAAP: Generally accepted accounting principles as in effect from time to time in the United States of America.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

      MERS(R)   System:   The  system  of   recording   transfers  of  mortgages
electronically maintained by MERS.

      MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

      MLPA I: The mortgage loan purchase agreement, dated as of October 28, 2005, between First Horizon Home Loan Corporation, as seller, and First Tennessee Bank National Association, as purchaser, as related to the transfer, sale and conveyance of the Mortgage Loans.

      MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on the property securing a Mortgage Note.


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

      Mortgage File: The mortgage documents listed in Section 3.1 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loans: The mortgage loans transferred, sold and conveyed by the Seller to the Purchaser, pursuant to this Agreement.

      Mortgage   Note:   The  original   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

      Mortgagor: The obligor(s) on a Mortgage Note.

      Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

      Purchase Price: $207,571,417.61

      Purchaser: First Horizon Asset Securities Inc., a Delaware corporation, in its capacity as purchaser of the Mortgage Loans from the Seller pursuant to this Agreement.

      Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

      Security Agreement: The security agreement with respect to a Cooperative Loan.

      Seller: First Tennessee Bank National Association, and its successors and assigns, in its capacity as seller of the Mortgage Loans pursuant to this Agreement.

      Servicing Agreement: The servicing agreement, dated as of November 26, 2002 by and between First Tennessee Bank National Association, and its assigns, as owner, and First Tennessee Mortgage Services, Inc., as servicer.

      Servicing Rights Transfer and Subservicing Agreement: The servicing rights transfer and subservicing agreement, dated as of November 26, 2002 by and between First Horizon Home Loan Corporation, as transferor and subservicer, and First Tennessee Mortgage Services, Inc., as transferee and servicer.

      Trustee: The Bank of New York and its successors and, if a successor trustee is appointed hereunder, such successor.

                                   ARTICLE II
                                PURCHASE AND SALE

      Section 2.1 Purchase Price. In consideration for the payment to it of the Purchase Price on the Closing Date, pursuant to written instructions delivered by the Seller to the Purchaser on the Closing Date, the Seller does hereby transfer, sell and convey to the Purchaser on the Closing Date, but with effect from the Cut-off Date, without recourse, (i) all right, title and interest of the Seller in the Mortgage Loans, excluding the servicing rights thereto, and all property securing such Mortgage Loans, including all interest and principal received or receivable by the Seller with respect to the Mortgage Loans on or after the Cut-off Date and all interest and principal payments on the Mortgage Loans received on or prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, (ii) all of the Seller's rights as Purchaser under MLPA I including, without limitation, the rights of the Seller to require FHHLC to cure breaches of representations and warranties with respect to the Mortgage Loans as provided thereunder, (iii) all right, title and interest of the Seller in, to and under the Servicing Agreement, and (iv) all proceeds from the foregoing. Items (i) through (iv) in the preceding sentence are herein referred to collectively as "Mortgage Assets."

      Section 2.2 Timing. The sale of the Mortgage Assets hereunder shall take place on the Closing Date.

                                   ARTICLE III
                             CONVEYANCE AND DELIVERY

      Section 3.1 Delivery of Mortgage Files. In connection with the transfer and assignment set forth in Section 2.1 above, the Seller has delivered or caused to be delivered to the Trustee or to the Custodian on its behalf (or, in the case of the Delay Delivery Mortgage Loans, will deliver or cause to be delivered to the Trustee or to the Custodian on its behalf within thirty (30) days following the Closing Date) the following documents or instruments with respect to each Mortgage Loan so assigned (collectively, the "Mortgage Files"):

      (a) (1) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ________________, without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

                  (2) with respect to any Lost Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

      (b) except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage, and in the case of each MERS Mortgage Loan, the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the Seller as being a true and complete copy of the Mortgage;

      (c) in the case of a Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage, or a copy of such assignment certified by the Seller as being a true and complete copy of the assignment, in blank (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments, or copies of such interim assignments certified by the Seller as being true and complete copies of the interim assignments, of such Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been
            returned  from  the  applicable   public  recording   office,   such
            assignment of the Mortgage may exclude the information to be provided by the recording office;

      (d) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

      (e) either the original or duplicate original title policy, or a copy of such title policy certified by the Seller as being a true and complete copy of the title policy (including all riders thereto), with respect to the related Mortgaged Property, if available, provided that the title policy (including all riders thereto) will be delivered as soon as it becomes available, and if the title policy is not available, and to the extent required pursuant to the second paragraph below or otherwise in connection with the rating of the Certificates, a written commitment or interim binder or preliminary report of the title issued by the title insurance or escrow company with respect to the Mortgaged Property, or in lieu thereof, an Alternative Title Product or a copy of such Alternative Title Product certified by the Seller as being a true and complete copy of the Alternative Title Product; and

      (f) in the case of a Cooperative Loan, the originals of the following documents or instruments:

                  (1) The Coop Shares, together with a stock power in blank;

                  (2) The executed Security Agreement;

                  (3) The executed Proprietary Lease;

                  (4) The executed Recognition Agreement;


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

                  (5) The executed  UCC-1  financing  statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

                  (6) Executed UCC-3 financing  statements or other  appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

      Section 4.1 Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser, as of the date of execution and delivery hereof, that:

                  (1) The Seller is duly organized as a national banking association and is validly existing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to perform any of its other obligations under this Agreement in accordance with the terms thereof.

                  (2) The Seller has the  requisite  power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or of creditors of depository institutions, the accounts of which are insured by the FDIC, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (3) The execution and delivery of this Agreement by the Seller, the sale of the Mortgage Loans by the Seller under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of the Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of the Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or (c) constitute a material violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller, other than such conflicts, breaches, violations, accelerations or defaults which, individually or on a cumulative basis, would not have a material adverse effect on the Seller and its subsidiaries, taken as a whole, or the consummation of the transactions contemplated by this Agreement; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Seller's ability to perform or meet any of its obligations under this Agreement.

                  (4) No  litigation  is pending or, to the best of the Seller's knowledge, threatened against the Seller that would prohibit the execution or delivery of, or performance under, this Agreement by the Seller.

      (b) The Seller hereby assigns, transfers and conveys to the Purchaser all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of FHHLC made pursuant to MLPA I, together with all rights of the Seller to require FHHLC to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with MLPA I.

            It is understood and agreed that the obligation under MLPA I of FHHLC to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy, which may be enforced solely against FHHLC and not the Seller, respecting such breach available to the Purchaser on its behalf.

      The representations and warranties contained in this Agreement shall not be construed as a warranty or guaranty by the Seller as to the future payments by any Mortgagor.

      It is understood and agreed that the representations and warranties set forth in this Section 4.1 shall survive the sale of the Mortgage Loans to the Purchaser hereunder.

                                    ARTICLE V
                                  MISCELLANEOUS

      Section 5.1 Transfer Intended as Sale. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser be, and be construed as, an absolute sale thereof in accordance with GAAP and for regulatory purposes. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof by the Seller to the Purchaser. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be the property of the Seller or the Purchaser, respectively, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of Texas and (ii) the conveyance of the Mortgage Loans provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the Mortgage Loans, whether now owned or hereafter acquired.

      The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Seller and the Purchaser shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted hereby.

      Section 5.2 Seller's Consent to Assignment. The Seller hereby acknowledges the Purchaser's right to assign, transfer and convey all of the Purchaser's rights under this Agreement to a third party and that the representations and warranties made by FHHLC to the Seller pursuant to MLPA I will, in the case of such assignment, transfer and conveyance, be for the benefit of such third party. The Seller hereby consents to such assignment, transfer and conveyance.

      Section 5.3 Specific Performance. Either party or its assignees may enforce specific performance of this Agreement.

      Section 5.4 Notices. All notices, demands and requests that may be given or that are required to be given hereunder shall be sent by United States certified mail, postage prepaid, return receipt requested, to the parties at their respective addresses as follows:

                           If to
                           the Seller:          165 Madison Avenue
                                                Memphis, Tennessee 38103
                                                Attn: Clyde A. Billings, Jr.

                           If to the Purchaser: 4000 Horizon Way
                                                Irving, Texas 75063
                                                Attn: Larry P. Cole

      Section 5.5 Choice of Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Texas applicable to agreements made and to be performed in the State of Texas and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

      Section 5.6 Acknowledgment of FHHLC. FHHLC hereby acknowledges the provisions of this Agreement, including the duties of FHHLC created hereunder and the assignment of the representations and warranties made by FHHLC to the Seller pursuant to MLPA I.

                  [remainder of page intentionally left blank]


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

      IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the 28th day of October, 2005.

                                                FIRST TENNESSEE BANK NATIONAL
                                                ASSOCIATION, as Seller


                                                By:
                                                  ------------------------------
                                                  Wade Walker
                                                  Senior Vice President

                                                FIRST HORIZON ASSET SECURITIES
                                                INC., as Purchaser


                                                By:
                                                  ------------------------------
                                                  Alfred Chang
                                                  Vice President



The foregoing agreement is hereby
acknowledged and accepted as of the
date first above written.

FIRST HORIZON HOME LOAN CORPORATION,
in its capacity as the seller
pursuant to MLPA I



By:
  ---------------------------------
  Terry McCoy
  Executive Vice President


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                                   SCHEDULE A

                              [BEGINS ON NEXT PAGE]

                      [Available Upon Request From Trustee]







                                       A-1